PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                 Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]



         Check the appropriate box:
         [  ] Preliminary Proxy Statement
         [  ] Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e) (2))
         [X] Definitive Proxy Statement
         [  ] Definitive Additional Materials
         [  ] Soliciting Material under Rule 14a-12



                            TONGA CAPITAL CORPORATION
                            -------------------------
                (Name of Registrant as specified in its charter)




         Payment of Filing Fee (Check the appropriate box):
         [x]No fee required.
         [ ] Fee computed per Exchange Act Rules.

                            TONGA CAPITAL CORPORATION
                        2600 South Shore Blvd., Suite 100
                              League City, TX 77573

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 10, 2007

         To the Shareholders of
         TONGA CAPITAL CORPORATION


         NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders of TONGA CAPITAL CORPORATION (the "Company") will be held at 2600 South Shore Blvd., Suite 100, League City, TX 77573 on October 10, 2007, at 8:00 a.m., local time, for the following purposes:

1.       To change the Company's name to Momentum Biofuels, Inc.

2. To elect seven (7) directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

3. To ratify the appointment of Malone & Bailey, P.C. as Independent Accountants for the annual period ending December 31, 2007.

         The foregoing items of business are more fully described in the Proxy Statement, which is attached to and made a part of this Notice.

              The close of business on September 28, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

              You are cordially invited to attend the meeting in person. Whether or not you plan to attend in person, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders, of your desire to revoke your proxy.

                                              By order of the Board of Directors
                                                                 Barent W. Cater
                                                                             CEO

              League City, Texas
              September 26, 2007


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT

                                       FOR

                            TONGA CAPITAL CORPORATION
                        2600 South Shore Blvd., Suite 100
                              League City, TX 77573

                       2007 ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 10, 2007


         This proxy statement and the accompanying form of proxy were mailed on or about September 28, 2007 to the stockholders of record on September 28, 2007 of TONGA CAPITAL CORPORATION (the "Company), a Colorado corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2007 Annual Meeting to be held at 8:00 a.m. local time, on October 10, 2007 at 2600 South Shore Blvd., Suite 100, League City, TX 77573, and at any adjournment thereof (the "Meeting"). The Company's Annual Report on Form 10-KSB for the transition period ended December 31, 2006 and its Quarterly Report on Form 10-QSB for the three months ended June 30, 2007 are being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

                  Shares of the Company's common stock, par value $0.01 per share (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the proposal to amend the Company's Articles of Incorporation. The proxy holders may vote effective proxies as they deem advisable on other matters that may properly come before the Annual Meeting unless contrary instructions are specified in the proxy.

                  Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Tonga Capital Corporation, 2600 South Shore Blvd., Suite 100, League City, TX 77573 Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting on October 10, 2007. To approve Proposals an affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon, and shall count for determining a quorum

                  The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                          RECORD DATE VOTING SECURITIES


                  The  securities  entitled  to  vote  at the  meeting  are  the
         Company's Common Stock, $0.01 par value per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. The close of business on September 28, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 54,843,756 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.


                     QUORUM AND VOTE NECESSARY FOR APPROVALS


                   A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.


                  Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.


                  The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for seven directors of the Company. The shareholders are being asked to vote to elect seven (7) directors even though ten (10) directors have been nominated. Each shareholder will vote on seven director nominees only. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.


                   A majority of shares issued and outstanding is sufficient to approve the proposal for a name change to Momentum Biofuels, Inc. to be incorporated in an Amendment to the Articles of Incorporation.

                                 PROPOSAL NO. 1

          PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

                               TO CHANGE THE NAME

                  The Board of Directors by unanimous vote adopted and recommended for approval by the Company's shareholders, an Amendment to the Articles of Incorporation that will, if approved by the shareholders, allow the Company to change its corporate name in order to reflect the Company's current business in biofuels through its subsidiary:

                  The proposed Amended Articles of Incorporation will amend the Articles of Incorporation, as follows:

                  The   Company's   name  will  change   from   "Tonga   Capital
         Corporation" to "Momentum Biofuels, Inc."

                  Effective Date. If approved by the stockholders, the Amendment to the Articles of Incorporation would become effective upon their filing with the Secretary of State of Colorado, which filing is expected to take place shortly after the shareholders approve the amendment.

                  Stockholders Entitled to Vote and Vote Required for Approval. The affirmative vote of the holders of a majority of all shares of Common Stock represented at the Meeting, in person or by proxy, will be required to approve the proposed Amendment to the Articles of Incorporation. For the purposes of determining the number of votes cast with respect to this proposal, abstentions and broker non-votes will be treated as votes against the proposal.

                  The Board unanimously recommends a vote FOR the approval of the proposed Amendment to the Articles of Incorporation of the Company.


                                 PROPOSAL NO. 2


                      NOMINATION AND ELECTION OF DIRECTORS


                  The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that there shall be no less then three (3) persons and no more then nine (9) persons on the Board. The Company's management has nominated six (6) persons and four (4) persons have been nominated by shareholders. At this Annual Meeting, a Board of seven (7) directors will be elected. The proxy holder will vote the proxies received by him for nominees as marked on the Ballot.


               The following  nominees are  presently  directors of the Company:
          Barent W. Cater, Richard C. Cilento, Richard A. Robert, David M. Fick, Jackson L. Wilson, Jr. and Jeffrey P. Ploen. Additionally, shareholders have nominated as director candidates, Donald Guggenheim, Richard K. Reiling, John V. Olsen and Gregory A. Enders. In the event that any nominee shall become unavailable or withdraws, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.


                  The proxies  solicited  hereby can only be voted for seven (7)
         of the persons named as nominees below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented, at a meeting at which a quorum is presented may elect directors. There are ten (10) nominees of which seven (7) nominees will be elected. The seven nominees who receive the largest numbers of votes will be elected as directors. Shareholders should carefully mark the ballots in voting for directors by striking through the three nominees for which the shareholder does not wish to vote. If the ballot is not marked, it will be deemed a "non vote" for any directors.


         THE DIRECTORS NOMINEES NOMINATED BY MANAGEMENT ARE:

         BARENT W. CATER - Age 53

         Mr. Cater serves as the CEO and Chairman of the Board of Directors. Mr. Cater is a retired Managing Partner with Accenture, which is now Accenture Ltd. (NYSE: ACN), where he spent 24 years providing operational and technology consulting services to some of the world's largest companies. During his career with Accenture, he held numerous positions including most recently Founding General Partner of Accenture Technology Ventures, were he was responsible for Accenture's Supply Chain, B2B and Oil and Gas related venture investments. In this capacity he evaluated investment opportunities, managed Accenture's investments, participated on portfolio company boards, assisted in fund raising activities and provided assistance to portfolio company management teams. Mr. Cater was also Global Managing Partner Business Development, Managing Partner Outsourcing Sales North America, and Managing Partner Capital Markets. Mr. Cater also served as CEO of an Accenture affiliated company "Epvalue" which provided outsourced procurement services for US and European companies. He was also Accenture's lead in the formation of Avanade, a joint venture company created with Microsoft focused on providing technology solutions for businesses. Mr. Cater holds a BS in Economics and an MBA in Finance from Texas A&M University.

         Mr. Cater is the brother of Mr. Stuart Cater, the Company's Chief Financial Officer.

         RICHARD C. CILENTO - Age 45

         Mr. Cilento serves as a director of the Company. He is currently the President, Chief Executive Officer and Founder of FuelQuest, Inc. FuelQuest provides on-demand supply chain management and tax automation software and services for suppliers, distributors, fuel buyers, and traders in Global Downstream Energy. Mr. Cilento brought a broad scope of experience in technology, operations and business development to his role as President and Chief Executive Officer of FuelQuest. He is a co-founder of The Bollard Group, which provides investment banking services to petroleum distribution companies and other high-growth business ventures. Prior to co-founding The Bollard Group, he held senior-management positions with several technology firms, including Xerox Corp, where he served as Vice President of Strategic Services. Prior to that, he was the Vice President of Corporate Services for XLConnect Solutions, where he served as the lead technologist for advanced systems and managed the organization through its Initial Public Offering and its eventual merger with Xerox, forming Xerox Connect Solutions. Mr. Cilento began his career at NASA, where he and his team were responsible for redesigning NASA's Mission Control Center and implementing NASA's Software Management Plan. He holds a BS degree in Aeronautical and Astronomical Engineering from the University of Illinois, an MBA at the University of Houston and serves on the advisory boards for several internet-based companies.

         RICHARD A. ROBERT, CPA - Age 41

          Mr. Robert serves as a director of the Company. He is a financial executive with expertise in acquisitions, divestitures, economic analysis, capital formation via debt and equity markets and financial risk management. Through the course of his career, he has dealt extensively with Wall Street analysts, investment bankers, and commercial bankers. He is currently the Executive Vice-President and Chief Financial Officer of Vanguard Natural Resources, LLC, which is a natural gas and oil production company focused on the development and exploitation of mature long-lived natural gas and oil reserves in the Appalachian basin. In addition, he is the current co-owner and co-founder of Cova Hand-Selected Wines, Custom Living Properties, LP and Lifewear Products, LP. He served as the Interim Chief Financial Officer of Massey Energy Company, a coal company in the United States. Mr. Robert was the Vice-President of Finance of Enbridge US, Inc. ("Enbridge") after Enbridge's acquisition of Midcoast Energy Resources, Inc. ("Midcoast"). Enbridge is an energy company based in Calgary, Alberta. Mr. Robert served as the Chief Financial Officer and Treasurer of Midcoast. Midcoast was a growth-oriented energy company engaged in the transportation, gathering, processing and marketing of natural gas and other petroleum products. He was involved in the merger by and between Midcoast and Enbridge. Mr. Robert began his career with Arthur Andersen, LLP as an energy auditor. He holds a BBA from Southwest Texas State University with a Concentration in Accounting.

         DAVID M. FICK - Age 56

         Mr. Fick has participated as an active investor and entrepreneur in numerous projects involving wind, biodiesel, ethanol, and farm related businesses. Mr. Fick is currently President of several investment funds working with value added ventures for farming. He owns and operates a farm implement business that sells over 50 manufacturer lines. He is a past board member of Badger State Ethanol. Mr. Fick and his family have been a part of the farming community in Minnesota and South Dakota for almost 40 years including interests in dairy, corn, beets, soybeans and alfalfa. He has served in the National Guard and has held multiple leadership roles with local farm organizations, civic organizations and his church.

          JACKSON L. WILSON, JR.  - Age 59

          Mr. Wilson serves as a director of the Company. From 1975 through August 2004, when he retired, Mr. Wilson served in various roles at Accenture Ltd. including Managing Partner - Accenture Technology Ventures, Corporate Development Officer and, most recently, Chief
          Executive Officer - Business Process Outsourcing. Mr. Wilson has served as a director and Audit Committee Chairman of i2 Technologies Inc. since April 2005, as a director of Seraph Group since June 2005 and as a director of Garrison Enterprises since May 2007. Mr. Wilson formerly served on several public company boards, including Accenture LTD, Security First and SeeBeyond Technologies and numerous private company boards.

          JEFFREY P. PLOEN - Age 56

          Mr. Ploen has served as a director of the Company since July 2004. He has been a member of the investment banking industry for over 25 years specializing in small or micro cap firms. He is a founding partner and is currently the CEO and Chairman of the Board of Iofina Natural Gas PLC. He served as the former Chairman, President and CEO of Tonga Capital Corp. He was the former Chairman and CEO of Paradigm Holdings, Inc. He is the former hedge fund manager of the Olive Fund LLC. Jeff held positions with several small cap brokerage houses from 1972 through 1994 including Engler and Budd, Cohig and Associates, Neidiger, Tucker and Brunner and Institutional Securities, Inc. For the past ten years Jeff has been President of J. Paul Consulting Corp., a firm specializing in financing for small and micro cap firms.

          Director Nominees nominated by Shareholders are:

          GREGORY A. ENDERS - Age 52

          Mr. Enders has served as Chief Executive Officer of several public and private companies including Stratasoft, Inc., Commerciant Holdings, Inc., Intermat, Inc., Strategic Distribution, MRO Software, Inc., Integration Systems, Inc. (d/b/a Bizmart Computer Super Centers) and Computer Productivity, Inc. Most of these companies have been involved in existing and emerging technologies and have included high volume hardware sales, technology development, professional skills training, communications and electronics. For 15 years, he has simultaneously served as Chairman and CEO of Enders Racing, LLC, a motorsports marketing and competition company to operate an NHRA Pro Stock Championship Drag Racing Team. This team was the subject of the Disney Movie, "Right on Track". In addition, Mr. Enders has served as President and CEO of GEAM, Inc., an acquisitions and management company established for the purpose of consulting in the areas of business acquisitions, financial restructuring, strategic planning and implementation of client companies. Mr. Enders served in the United States Air Force (both active duty and reserves) from 1972 - 1978. From 2002 until August of this 2007 Mr. Enders served on the Development Board of Texas A&M's Mays Business School.

          DONALD GUGGENHEIM - Age 63

          Mr. Guggenheim is an estate tax and insurance professional and has operated his own practice for over 20 years. In addition, Mr. Guggenheim is a successful restaurateur, having owned and operated over 30 restaurants in Texas. He currently owns and operates three very successful Italian restaurants in Houston, Texas. Mr. Guggenheim served as an officer in the United States Army, becoming an Army pilot during the Vietnam War. He was injured in a plane crash, during the war, ending his military career. He has been a shareholder and board member of several successful private and public companies.

          RICHARD K. REILING - Age 60

          Mr. Reiling currently serves as Chairman, President and CEO of Reiling Capital Group an investment and venture capital company. He has been a successful operator of a number of Professional Employee Organizations and has acquired companies with a consolidated payroll of in excess of $300,000,000. Mr. Reiling has served as Chief Executive Officer of Harbor America from 2001-2003, as Managing Director of the Bollard Group, LLC from 1997-2001. Prior to these corporate involvements, Mr. Reiling served in various capacities with several construction related and service based companies. Mr. Reiling graduated from the University of Oregon with a Bachelor of Science Degree.

          JOHN V. OLSEN - Age 49

          Mr. Olsen has served as a senior officer of a number of technology and consulting companies for over 20 years. He has served as a vice president of Stratasoft, Commerciant, and as Chief Executive Officer of BioInformatics Exchange Corporation. After serving in several management capacities with GE Consulting and GE Medical Systems, Mr. Olsen was responsible for all aspects of data management, development methodology and tool selection in support of both regulatory and stock market systems for the National Association of Securities Dealers NASDAQ stock market system. Mr. Olsen holds a Bachelor of Science degree in Mathematics from Carroll College, Waukesha WI.


               Board Committees, Meetings and Compensation. The Company's business affairs are managed by the Board. During the year ended December 31, 2006, the Board of Directors held a few meetings and conducted certain actions by unanimous consent. During 2002 and through December 31, 2006, no director then in office attended fewer than 75% of the aggregate number of meetings of the Board of Directors. The Directors currently receive compensation for their service on the Board as shown on the Summary Compensation Table. The Company does not currently have any standing committees; however, the Board anticipates designating an Executive Committee, a Compensation Committee and an Audit Committee after the Annual Meeting. The Company does not have a nominating committee, and the Board believes such a committee is not necessary due to the small size of the Board. Currently, the entire Board participates in the consideration of director nominees. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders, the minimum qualification of director candidates or the process for identifying and evaluating director nominees. The Company has received director candidates recommended by its stockholders. As the Company does not have an Audit Committee, the Board has determined that Richard A. Robert director is an "audit committee financial expert" as such term is defined in Item 401(e) of Regulation S-B. Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are encouraged to attend annual meetings.


               Stockholder Communications with the Board of Directors. Stockholders may communicate with the full Board, or any individual directors, by sending such written communication to the following address:

                  Corporate Secretary
                  2600 South Shore Blvd., Suite 100
                  League City, TX 77573

Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

Executive Officer and Director Compensation and Other Matters.

The following table provides certain information concerning the compensation earned by the Company's Executive Officers and Directors for services rendered in all capacities to the Company for the fiscal year ended December 31, 2006 and to date in 2007.



                                                         SUMMARY COMPENSATION TABLE(1)
                                                           OF OFFICERS AND DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NON- QUALIFIED
                                                                          NON-EQUITY       DEFERRED
                                                     STOCK      OPTION  INCENTIVE PLAN   COMPENSATION    OTHER ANNUAL
  NAME & PRINCIPAL                                   AWARDS     AWARDS   COMPENSATION      EARNINGS      COMPENSATION      TOTAL
      POSITION         YEAR   SALARY ($) BONUS ($)    ($)        ($)         ($)             ($)             ($)            ($)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Charles T. Phillips,   2006   $60,000    $-0-       $-0-        $-0-      $ -0-            $ -0-           $80,000       $140,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Ex-President & CEO
(2,4)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Robert Degeyter,       2006   $ -0-      $-0-       $-0-        $-0-      $ -0-            $ -0-           $4,900         $4,900
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Chief Financial
Officer (3)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Barent W. Cater        2007   $100,000   $-0-       $-0-     $8,750,000   $ -0-            $ -0-            $ -0-       $8,850,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
CEO (5)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Richard C. Cilento    2007    $ -0-      $-0-     $190,000      $-0-      $ -0-            $ -0-            $ -0-        $190,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Director (6)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Richard A. Robert      2007   $ -0-      $-0-     $190,000      $-0-      $ -0-            $ -0-            $ -0-        $190,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Director (7)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
David M. Fick          2007   $ -0-      $-0-       $-0-        $-0-      $ -0-            $ -0-            $ -0-          $-0-
----------------------------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Director
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Jackson L Wilson, Jr.  2007   $ -0-      $-0-     $190,000      $-0-      $ -0-            $ -0-            $ -0-        $190,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Director (8)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Jeffrey P. Ploen       2007   $ -0-      $-0-       $-0-        $-0-      $ -0-            $ -0-            $ -0-          $-0-
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Director               2006   $ -0-      $-0-       $-0-        $-0-      $ -0-            $ -0-            $ -0-          $-0-
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Stuart Cater, Chief    2007   $150,000   $-0-       $-0-     $3,500,000   $ -0-            $ -0-            $ -0-       $3,650,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Financial Officer (9)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------

-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
James O'Neal, Chief    2007   $150,000   $-0-       $-0-     $3,500,000   $ -0-            $ -0-            $ -0-       $3,650,000
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------
Operating Officer (10)
-------------------- -------- --------- --------- --------- ----------- -------------- --------------- -------------- -------------


          (1)The value of prerequisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

          (2)Mr. Phillips served as the President and Chief Executive Officer from June 2006 through February 2007. This does not include the 24,475,000 shares of the Company's restricted common stock that he received in the reverse acquisition of Tonga and Momentum.

          (3) Mr. Degeyter served as the Chief Financial Officer from June 2006 through February 2007.

          (4) Consulting fees paid to Mr. Phillips.

          (5) Mr. Barent Cater, as part of his employment, has been issued an option exercisable for 5,000,000 shares of the Company's common stock. The option has a term of 5 years and vest over a 3 year period. The Company is amortizing the expense of the option over a 4 year period. Mr. Barent Cater in April 2007 signed an employment agreement with the Company that provides for an annual salary of $100,000. The Company is currently accruing Mr. Barent Cater's salary.

          (6) Mr. Cilento was issued 200,000 shares of the Company's common stock in connection with his services as a director. The shares have a value of $190,000 ($0.95 per share).

          (7) Mr. Robert was issued 200,000 shares of the Company's common stock in connection with his services as a director.  The shares have a value of $190,000 ($0.95 per share).

          (8) Mr. Wilson was issued 200,000 shares of the Company's common stock in connection with his services as a director. The shares have a value of $190,000 ($0.95 per share).

          (9) Mr. Stuart Cater, as part of his employment, has been issued an option exercisable for 2,000,000 shares of the Company's common stock. The option has a term of 5 years and vest over a 3 year period. The Company is amortizing the expense of the option over a 4 year period. Mr. Stuart Cater, in April 2007, signed an employment agreement with the Company that provides for an annual salary of $150,000.

          (10) Mr. James O'Neal, as part of his employment agreement, has been issued an option exercisable for 2,000,000 shares of the Company's common stock. The option has a term of 5 years and vest over a 3 year period. The Company is amortizing the expense of the option over a 4 year period. Mr. O'Neal, in April 2007, signed an employment agreement with the Company that provides for an annual salary of $150,000.


          The Company has awarded the following options under employment contracts:

                                             # of Underlying            Term of Option
                  Name                       Options/SARs Granted       From April 1, 2007
                  ----                       --------------------       ------------------

Barent W. Cater, President & CEO                  5,000,000                  5 years
Stuart C. Cater, Chief Financial Officer
                                                  2,000,000                  5 years
Jim O'Neal, Chief Operations Officer              2,000,000                  5 years




                       [Section Left Intentionally Blank]

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                  The following table sets forth certain information regarding the beneficial ownership of outstanding shares of the Company's common stock as of September 28, 2007 on a fully diluted basis, by (a) each person known by the Company to own beneficially 5% or more of the outstanding shares of common stock, (b) the Company's Directors, Chief Executive Officer and Executive Officers whose total compensation exceeded $100,000 for the last fiscal year, and (c) all Directors and Executive Officers of the Company as a group.

                             Name of                                Shares              Total
                         Beneficial Owner                           Owned             Ownership
        ---------------------------------------------------    -----------------    --------------
        Charles T. Phillips (1)                                       8,598,298        15.86%
        Donald W. Guggenheim                                          5,000,000         9.12%
        Coastal Safety & Environmental Systems, LLC (2)               8,200,000        14.95%
        TES Energy Development, LLC (3)                               3,000,000         5.47%
        Richard C. Cilento                                            2,700,000         4.92%
        Barent W. Cater (4)                                           2,250,000         4.10%
        Momentum Employee and Consultant Trust (5)                    5,750,000        10.48%
        Jackson L. Wilson                                               200,000         0.36%
        Shortline Equity Partners, Inc.(6)                            2,860,000         5.21%
        Ultimate Investments Corp. (6)                                  765,400         1.40%
        Elevation Fund, LLC (6)                                          10,000         0.02%
        J. Paul Consulting Corp (7)                                   3,000,000         5.47%
        Elizabeth Evans                                               2,531,202         4.62%
        Stuart C. Cater (8)                                             375,000         0.68%
        Jim O'Neal (9)                                                  375,000         0.68%
        Richard A.  Robert                                              300,000         0.55%

        Directors and Officers as a group                            12,200,000        22.25%



(1) Shares reduced by 1,500,000 shares as a result of Purchase Options held by Barent W. Cater and Jeffrey Ploen.

(2) Coastal Safety & Environmental Systems, LLC is beneficially owned by David Pearce. This also includes shares owned by his wife. Mrs. Pearce is an employee and Mr. Pearce is a principal in Coastal Safety, a consultant to the company.

(3) TES Energy Development, LLC is owned partially by David M. Fick a director of the Company.

(4) Includes an Option to purchase 525,000 shares from Charles T. Phillips, and 1,000,000 shares from the Company. Mr. Barent Cater also has the option to purchase an additional 4,000,000 shares from the Company over the next three years.

(5) The Board is trustee of this Trust, but has no ownership therein and specifically disclaims any ownership therein.

(6) Lance Baller beneficially owns Shortline Equity Partners, Inc. and Ultimate Investments Corp. which combined hold 3,625,400 shares, or 6.61% of the outstanding shares and is Fund Manager for the Elevation Fund, LLC.

(7) Jeffrey Ploen, Director, beneficially owns J. Paul Consulting Corp and together with his personal holdings, owns 3,000,000 shares or 5.93% of the total outstanding shares. This amount includes a Purchase Option from Charles T. Phillips for 750,000 shares.

(8) Includes an Option to purchase 375,000 shares from the Company immediately and an Option to purchase an additional 1,625,000 shares over the next three years.

(9) Includes an Option to purchase 375,000 shares from the Company immediately and an Option to purchase an additional 1,625,000 shares over the next three years.

     Section 16 Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting
Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2006, the following Reporting Persons did not file the listed forms: Charles T. Phillips (Form 4 x 3). The Company has advised that the delinquent forms should be filed by Mr. Phillips as soon as possible.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S
                      NOMINEES TO THE BOARD OF DIRECTORS.


                                 PROPOSAL NO. 3


                         INDEPENDENT PUBLIC ACCOUNTANTS


     Malone & Bailey, PC, Independent Public Accountants, of Houston, Texas have been appointed as the Certifying accountants for the period through fiscal year 2007 and shareholders are asked to ratify such appointment. Ratification of the appointment of Malone & Bailey, PC, as the Company's independent public accountants for the fiscal year ending December 31, 2007 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Malone & Bailey, PC for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Malone & Bailey, PC are expected to be present at the Annual Meeting to make statements if they desire to do so and such representatives are expected to be available to respond to appropriate questions.


     Unless  marked  to the  contrary,  proxies  received  will be  voted  "FOR"
ratification  of  the  appointment  of  Malone  &  Bailey,   PC  as  independent
accountants for the Company's year ending December 31, 2007.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

           STOCKHOLDER PROPOSALS FOR 2008 ANNUAL STOCKHOLDER'S MEETING

     Proposals of stockholders intended to be included in the Company's Proxy Statement for the 2008 Annual Meeting of Stockholders must be received by Tonga Capital Corporation, Attn: Corporate Secretary, at, 2600 South Shore Blvd., Suite 100 League City, TX 77573, no later than February 28, 2008.

                                 OTHER BUSINESS

     As of the date of this proxy statement, the only business that the Board of Directors intends to present and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such manners in accordance with their judgment.

                                             By Order of the Board of Directors,
                                                                 Barent W. Cater
                                                                             CEO

League City, Texas
September 26, 2007

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                      PROXY

                            TONGA CAPITAL CORPORATION
                        2600 South Shore Blvd., Suite 100
                              League City, TX 77573

         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                         STOCKHOLDERS, OCTOBER 10, 2007

     The undersigned hereby appoints Barent W. Cater, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Tonga Capital Corporation held of record by the undersigned at the Annual Meeting of Shareholders to be held on October 10, 2007, at 8:00 a.m., at 2600 South Shore Blvd, Suite 100, League City, Texas 77573, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of the meeting and any adjournment thereof.

1. To change the name of the Company to Momentum Biofuels, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation for such name change.


                         [_] FOR [_] AGAINST [_] ABSTAIN

2. To elect seven (7) directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified: (Note: Please strike through 3 names so that you are only voting for 7 of the 10 nominees.)

Nominees: [Barent W. Cater, Richard C. Cilento, Richard A. Robert, Jackson L. Wilson, Jr., David M. Fick, Jeffrey P. Ploen, Donald Guggenheim, Richard K. Reiling, John V. Olsen and Gregory A. Enders]

     [_] FOR:  nominees listed below (except as stricken to the contrary below).

                      Barent W. Cater                    Jeffrey P. Ploen

                      Richard C. Cilento                 Richard K. Reiling

                      Gregory A. Enders                  Richard A. Robert

                      David M. Fick                      John V. Olsen

                      Donald Guggenheim                  Jackson L. Wilson, Jr.

3. To appoint Malone & Bailey, PC, as the independent registered auditors for the company for the year ensuing.


                         [_] FOR [_] AGAINST [_] ABSTAIN



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.




 -----------------------        ----------------------------------------
 # of Shares owned by           Signature of Shareholder
   Shareholder


                                ----------------------------------------
                                Printed Name


                                ----------------------------------------
                                Signature of Joint Shareholder, if held jointly



                                ----------------------------------------
                                Printed name




Dated: __________________________, 2007




IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.